UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 7, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
EX-99

Item 7. Exhibits

(c)	Exhibits

(99)	Press Release of the Company dated February 6, 2003

Item 9. Regulation FD Disclosure.

On February 6, 2003, Dial issued a press release relating to its analyst and investor conference to be held on Thursday, February 20, 2003, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation

February 7, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad Executive Vice President and Chief Financial Officer